Joint Filer Information

Name: Magellan Midstream Management, LLC (formerly WEG Acquisition Management, LLC)

Address:  One Williams Center

Tulsa, Oklahoma 74172

Designated Filer: Magellan Midstream Holdings, L.P.

Issuer & Ticker Symbol: Magellan Midstream Partners, L.P. (MMP)

Date of Event Requiring Statement: 12/1/2003

Name:  Riverstone Holdings LLC

Address:  1 Greenwich Office Park

   Greenwich, Connecticut 06831

Designated Filer: Magellan Midstream Holdings, L.P.

Issuer & Ticker Symbol: Magellan Midstream Partners, L.P. (MMP)

Date of Event Requiring Statement: 12/1/2003

Name:  Carlyle/Riverstone MLP Holdings, L.P.

Name:  Carlyle/Riverstone Energy Partners II, L.P.

Name:  C/R Energy GP II, LLC

Address:  c/o The Carlyle Group

1001 Pennsylvania Avenue, N.W.

Suite 220 South

Washington, D.C. 20004-2505

Designated Filer: Magellan Midstream Holdings, L.P.

Issuer & Ticker Symbol: Magellan Midstream Partners, L.P. (MMP)

Date of Event Requiring Statement: 12/1/2003

______________________________________________________________________________

Name:  Madison Dearborn Capital Partners IV, L.P.

Name:  Madison Dearborn Partners IV, L.P.

Name:  Madison Dearborn Partners, L.L.C.

Address:  Three First National Plaza

   Suite 3800

   Chicago, Illinois 60602

Designated Filer: Magellan Midstream Holdings, L.P.

Issuer & Ticker Symbol: Magellan Midstream Partners, L.P. (MMP)

Date of Event Requiring Statement: 12/1/2003

Signatures of Reporting Persons

MAGELLAN MIDSTREAM MANAGEMENT, LLC

By: /s/ John D. Chandler  Date:12/1/2003_

Name: John D. Chandler

 Title: Chief Financial Officer, Vice President

           and Treasurer

CARLYLE/RIVERSTONE MLP PARTNERS, L.P.

By: Carlyle/Riverstone Energy Partners II, L.P.

Its: General Partner

By: C/R Energy GP II, LLC

Its: General Partner

By: /s/ Pierre F. Lapeyre, Jr.  Date: 12/1/2003_

Name: Pierre F. Lapeyre, Jr.

 Title:  Managing Director

CARLYLE/RIVERSTONE ENERGY PARTNERS II, L.P.

By: C/R Energy GP II, LLC

Its: General Partner

By: /s/ Pierre F. Lapeyre, Jr.  Date:12/1/2003_

Name: Pierre F. Lapeyre, Jr.

 Title:  Managing Director

C/R ENERGY GP II, LLC

By: /s/ Pierre F. Lapeyre, Jr.  Date: 12/1/2003_

Name: Pierre F. Lapeyre, Jr.

 Title:  Managing Director

RIVERSTONE HOLDINGS, LLC

By: /s/ Pierre F. Lapeyre, Jr.  Date: 12/1/2003_

Name: Pierre F. Lapeyre, Jr.

 Title:  Managing Director

MADISON DEARBORN CAPITAL PARTNERS IV, L.P.

By: Madison Dearborn Partners IV, L.P.

Its:  General Partner

By: Madison Dearborn Partners, L.L.C.

Its:  General Partner

By: /s/ Justin S. Huscher  Date: 12/1/2003_

Name: Justin S. Huscher

 Title :  Managing Director

MADISON DEARBORN PARTNERS IV, L.P.

By: Madison Dearborn Partners, L.L.C.

Its:  General Partner

By: /s/ Justin S. Huscher  Date: 12/1/2003_

Name: Justin S. Huscher

 Title :  Managing Director

MADISON DEARBORN PARTNERS, L.L.C.

By: /s/ Justin S. Huscher  Date: 12/1/2003_

Name: Justin S. Huscher

 Title :  Managing Director